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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 1999


                          SPALDING HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                  333-14569                    59-2439656
(State or other jurisdiction of   (Commission                 (I.R.S. Employer
Incorporation or Organization)    File Number)               Identification No.)


425 MEADOW STREET, CHICOPEE, MASSACHUSETTS                          01013
    (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code:   (413) 536-1200
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ITEM 5. OTHER EVENTS

On September 13, 1999, Spalding Sports Worldwide (primary subsidiary of Spalding Holdings Corporation) announced the appointment of Dan Frey as chief financial officer, effective September 7, 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following is filed as an Exhibit to this Report

            Exhibit No.       Description of Exhibit
            -----------       ----------------------
            99                Press Release Dated September 13, 1999

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Spalding Holdings Corporation
                                          (Registrant)

                                          By: /s/  Daniel Frey
                                              ----------------------------
                                          Daniel Frey
                                          Chief Financial Officer
                                          (an officer and authorized signatory)


Date: October 1, 1999